Long-term Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-term Debt
Long-term Debt:
Our long-term debt outstanding consists of the following (in millions):

	As of December 31,
	2016	2015
Credit Agreement—
Advances under revolving credit facility	$152.0	$130.0
Term loan facilities	421.2	443.3
Bonds payable—
7.75% Senior Notes due 2022	—	174.3
5.125% Senior Notes due 2023	295.3	294.6
5.75% Senior Notes due 2024	1,193.2	1,192.6
5.75% Senior Notes due 2025	343.9	343.4
2.00% Convertible Senior Subordinated Notes due 2043	275.7	265.9
Other notes payable	55.8	39.2
Capital lease obligations	279.3	288.2
	3,016.4	3,171.5
Less: Current portion	(37.1)	(36.8)
Long-term debt, net of current portion	$2,979.3	$3,134.7

The following chart shows scheduled principal payments due on long-term debt for the next five years and thereafter (in millions):

Year Ending December 31,	Face Amount	Net Amount
2017	$37.1	$37.1
2018	38.1	38.1
2019	39.7	39.6
2020	836.2	790.7
2021	10.7	10.7
Thereafter	2,117.9	2,100.2
Total	$3,079.7	$3,016.4

As a result of the 2016, 2015, and 2014 redemptions discussed below, we recorded a $7.4 million, $22.4 million, and $13.2 million Loss on early extinguishment of debt in 2016, 2015, and 2014, respectively.
Senior Secured Credit Agreement—
Credit Agreement
In June and July 2015, we amended our existing credit agreement, previously amended on December 23, 2014 (the “Credit Agreement”). The Credit Agreement provided for $500 million of term loan commitments and a $600 million revolving credit facility, with a $260 million letter of credit subfacility and a swingline loan subfacility, all of which mature in July 2020. Outstanding term loan borrowings are payable in equal consecutive quarterly installments, commencing on March 31, 2016, of 1.25% of the aggregate principal amount of the term loans outstanding as of December 31, 2015, with the remainder due at maturity. We have the right at any time to prepay, in whole or in part, any borrowing under the term loan facilities.
Amounts drawn on the term loan facilities and the revolving credit facility bear interest at a rate per annum of, at our option, (1) LIBOR or (2) the higher of (a) Barclays’ Bank PLC’s (“Barclays”) prime rate and (b) the federal funds rate plus 0.5%, in each case, plus, in each case, an applicable margin that varies depending upon our leverage ratio. We are also subject to a commitment fee of 0.375% per annum on the daily amount of the unutilized commitments under the term loan facilities and revolving credit facility. The current interest rate on borrowings under the Credit Agreement is LIBOR plus 2.00%.
The Credit Agreement contains affirmative and negative covenants and default and acceleration provisions, including a minimum interest coverage ratio and a maximum leverage ratio that change over time. Under one such negative covenant, we are restricted from paying common stock dividends, prepaying certain senior notes, and repurchasing preferred and common equity unless (1) we are not in default under the terms of the Credit Agreement and (2) our senior secured leverage ratio, as defined in the Credit Agreement, does not exceed 1.75x. In the event the senior secured leverage ratio exceeds 1.75x, these payments are subject to a limit of $200 million plus an amount equal to a portion of available excess cash flows each fiscal year. Our obligations under the Credit Agreement are secured by the current and future personal property of the Company and its subsidiary guarantors. The maximum leverage ratio in the financial covenants is 4.50x through June 2017 and 4.25x from then until maturity.
As of December 31, 2016 and 2015, $152 million and $130 million were drawn under the revolving credit facility with an interest rate of 2.7% and 2.3%, respectively. Amounts drawn as of December 31, 2016 and 2015 exclude $33.3 million and $34.2 million, respectively, utilized under the letter of credit subfacility, which were being used in the ordinary course of business to secure workers’ compensation and other insurance coverages and for general corporate purposes. In December 2014, we drew $375 million under our term loan facilities and $325 million under our revolving credit facility to fund the acquisition of Encompass. In September 2015, we borrowed $125 million of the term loan facilities, the proceeds of which were used to fund a portion of the Reliant acquisition. In October 2015, we utilized the remaining $125 million of term loan facility capacity to finance a portion of the CareSouth acquisition. Currently, there are no undrawn term loan commitments under the Credit Agreement. See Note 2, Business Combinations.
2014 Credit Agreement
In September and December 2014, we amended our existing credit agreement, previously amended on June 11, 2013 (the “2014 Credit Agreement”). The 2014 Credit Agreement provided for $450 million of term loan commitments and a $600 million revolving credit facility, with a $260 million letter of credit subfacility and a swingline loan subfacility, all of which would have matured in September 2019. Outstanding term loan borrowings were payable in equal consecutive quarterly installments, commencing on March 31, 2015, of 1.25% of the aggregate principal amount of the term loans outstanding as of March 31, 2015 with the remainder due at maturity. The 2014 Credit Agreement contained the same affirmative and negative covenants and default and acceleration provisions as the Credit Agreement, except for the maximum leverage ratio was 4.25x.
Bonds Payable—
Nonconvertible Notes
The Company’s 2020 Notes, 2022 Notes, 2023 Notes, 2024 Notes, and 2025 Notes (collectively, the “Senior Notes”) were issued pursuant to an indenture (the “Base Indenture”) dated as of December 1, 2009 between us and The Bank of Nova Scotia Trust Company of New York, as trustee (the “Original Trustee”), as supplemented by each Senior Notes respective supplemental indenture (together with the Base Indenture, the “Indenture”), among us, the Subsidiary Guarantors (as defined in the Indenture), and the Original Trustee. The Original Trustee notified us of its intention to discontinue its corporate trust operations and, accordingly, to resign upon the appointment of a successor trustee. Effective July 29, 2013, Wells Fargo Bank, National Association, was appointed as successor trustee under the Indenture.
Pursuant to the terms of the Indenture, the Senior Notes are jointly and severally guaranteed on a senior, unsecured basis by all of our existing and future subsidiaries that guarantee borrowings under our Credit Agreement and other capital markets debt (see Note 20, Condensed Consolidating Financial Information). The Senior Notes are senior, unsecured obligations of HealthSouth and rank equally with our other senior indebtedness, senior to any of our subordinated indebtedness, and effectively junior to our secured indebtedness to the extent of the value of the collateral securing such indebtedness.
Upon the occurrence of a change in control (as defined in the Indenture), each holder of the Senior Notes may require us to repurchase all or a portion of the notes in cash at a price equal to 101% of the principal amount of the Senior Notes to be repurchased, plus accrued and unpaid interest.
The Senior Notes contain covenants and default and acceleration provisions, that, among other things, limit our and certain of our subsidiaries’ ability to (1) incur additional debt, (2) make certain restricted payments, (3) consummate specified asset sales, (4) incur liens, and (5) merge or consolidate with another person.
2018 and 2022 Notes
In October 2010, we completed a public offering of $525.0 million aggregate principal amount of senior notes, which included $275.0 million of our 7.25% Senior Notes due 2018 (“the 2018 Notes”) at par and $250.0 million of our 7.75% Senior Notes due 2022 (“the 2022 Notes”) at par (collectively, the “2018 and 2022 Senior Notes”). We used the net proceeds from the initial offering of the 2018 and 2022 Senior Notes to repay amounts outstanding under the term loan facility of our former credit agreement dated March 2006.
In March 2011, we completed a public offering of $120 million aggregate principal amount of senior notes, which included an additional $60 million of the 2018 Notes at 103.25% of the principal amount and an additional $60 million of the 2022 Notes at 103.50% of the principal amount. Net proceeds from this offering were approximately $122 million. We used approximately $45 million of the net proceeds to repay a portion of the amounts outstanding under our revolving credit facility. In June 2011, the remainder of the net proceeds were used to redeem a portion of our former senior notes due 2016 outstanding at that time.
In October 2012, $64.5 million of the net proceeds from our public offering of the 5.75% Senior Notes due 2024 (“the 2024 Notes”) were used to redeem $33.5 million of the outstanding principal amount of our existing 2018 Notes and $31.0 million of the outstanding principal amount of our existing 2022 Notes. This optional redemption was at a price of 103%, which resulted in an additional cash outlay of $1.9 million from the net proceeds.
In November 2013, we redeemed $30.2 million and $27.9 million of the outstanding principal amount of our existing 2018 Notes and our existing 2022 Notes, respectively. Pursuant to the terms of these senior notes, this optional redemption was at a price of 103%, which resulted in a total cash outlay of approximately $60 million to retire the $58.1 million in principal. We used a combination of cash on hand and availability under our revolving credit facility for this redemption.
In October 2014, we redeemed the remaining $271.4 million outstanding principal amount of our 2018 Notes. Pursuant to the terms of the 2018 Notes, this optional redemption was made at a price of 103.625%, which resulted in a total cash outlay of approximately $281 million to retire the $271.4 million in principal. We used the net proceeds from the $175 million September offering of our existing 2024 Notes discussed below, a $75 million draw under our term loan facilities, and cash on hand for this redemption. The 2018 Notes would have matured on October 1, 2018. Inclusive of premiums and financing costs, the effective interest rate on the 2018 Notes was 7.5%. Interest was payable semiannually in arrears on April 1 and October 1 of each year.
In December 2014, we redeemed $25.1 million of the outstanding principal amount of our existing 2022 Notes. Pursuant to the terms of the 2022 Notes, this optional redemption was at a price of 103%, which resulted in a total cash outlay of approximately $26 million to retire the $25.1 million in principal. We used cash on hand for this redemption.
In November 2015, we redeemed $50.0 million of the outstanding principal amount of our existing 2022 Notes. Pursuant to the terms of the 2022 Notes, this optional redemption was made at a price of 103.875%, which resulted in a total cash outlay of approximately $52 million. We used borrowings under our revolving credit facility to fund the redemption.
In March and May 2016, we redeemed $50.0 million of the outstanding principal amount of our existing 2022 Notes. Pursuant to the terms of the 2022 Notes, these optional redemptions were made at a price of 103.875%, which resulted in a total cash outlay of approximately $104 million. We used cash on hand and capacity under our revolving credit facility to fund these redemptions.
In September 2016, we redeemed the remaining outstanding principal amount of $76 million of the existing 2022 Notes. Pursuant to the terms of these notes, these optional redemptions were made at a price of 102.583%, which resulted in a total cash outlay of approximately $78 million. We used cash on hand and capacity under our revolving credit facility to fund this redemption. The 2022 Notes would have matured on September 15, 2022. Inclusive of premiums and financing costs, the effective interest rate on the 2022 Notes was 7.9%. Interest was payable semiannually in arrears on March 15 and September 15 of each year.
2023 Notes
In March 2015, we issued $300 million of 5.125% Senior Notes due 2023 (“the 2023 Notes”) at par, which resulted in approximately $295 million in net proceeds from the public offering. We used the net proceeds from this offering along with cash on hand to redeem all of our senior notes due 2020 outstanding at that time. Pursuant to the terms of these senior notes due 2020, this redemption was made at a price of 104.063%, which resulted in a total cash outlay of approximately $302 million to retire the $290 million in principal. The 2023 Notes mature on March 15, 2023 and bear interest at a per annum rate of 5.125%. Inclusive of financing costs, the effective interest rate on the 2023 Notes is 5.4%. Interest on the 2023 Notes is payable semiannually in arrears on March 15 and September 15, beginning on September 15, 2015.
We may redeem the 2023 Notes, in whole or in part, at any time on or after March 15, 2018 at the redemption prices set forth below:

Period	Redemption Price*
2018	103.844%
2019	102.563%
2020	101.281%
2021 and thereafter	100.000%

* Expressed in percentage of principal amount
2024 Notes
In September 2012, we completed a public offering of $275 million aggregate principal amount of the 2024 Notes at par. Net proceeds from this offering were approximately $270 million. We used $195 million of the net proceeds to repay the amounts outstanding under our revolving credit facility. Additionally, in October 2012, $64.5 million of the net proceeds were used to redeem a portion of our 2018 and 2022 Senior Notes.
In September 2014, we issued an additional $175 million of the 2024 Notes at a price of 103.625% of the principal amount, which resulted in approximately $182 million in net proceeds from the public offering. We used the net proceeds to redeem the 2018 Notes, as discussed above.
In January 2015, we issued an additional $400 million of the 2024 Notes at a price of 102% of the principal amount, which resulted in approximately $406 million in net proceeds from the public offering. We used $250 million of the net proceeds to repay borrowings under our term loan facilities, with the remaining net proceeds used to repay borrowings under our revolving credit facility.
In August 2015, we issued an additional $350 million of our 2024 Notes at a price of 100.5% of the principal amount, which resulted in approximately $351 million in net proceeds from the private offering. We used the net proceeds to reduce borrowings under our revolving credit facility and fund a portion of the Reliant acquisition, as discussed in Note 2, Business Combinations.
The 2024 Notes mature on November 1, 2024 and bear interest at a per annum rate of 5.75%. Inclusive of premiums and financing costs, the effective interest rate on the 2024 Notes is 5.8%. Interest is payable semiannually in arrears on May 1 and November 1 of each year.
We may redeem the 2024 Notes, in whole or in part, at any time on or after November 1, 2017, at the redemption prices set forth below:

Period	Redemption Price*
2017	102.875%
2018	101.917%
2019	100.958%
2020 and thereafter	100.000%

* Expressed in percentage of principal amount
2025 Notes
In September 2015, we issued $350 million of 5.75% Senior Notes due 2025 (“the 2025 Notes”) at par, which resulted in approximately $344 million in net proceeds from the private offering. We used the net proceeds from this borrowing to fund a portion of the Reliant acquisition. The 2025 Notes mature on September 15, 2025 and bear interest at a per annum rate of 5.75%. Inclusive of financing costs, the effective interest rate on the 2025 Notes is 6.0%. Interest on the 2025 Notes is payable semiannually in arrears on March 15 and September 15, beginning on March 15, 2016.
We may redeem the 2025 Notes, in whole or in part, at any time on or after September 15, 2020, at the redemption prices set forth below:

Period	Redemption Price*
2020	102.875%
2021	101.917%
2022	100.958%
2023 and thereafter	100.000%
* Expressed in percentage of principal amount
Convertible Notes
Convertible Senior Subordinated Notes Due 2043
In November 2013, we exchanged $320 million in aggregate principal amount of newly issued 2.00% Convertible Senior Subordinated Notes due 2043 (the “Convertible Notes”) for 257,110 shares of our outstanding 6.50% Series A Convertible Perpetual Preferred Stock. The Company’s Convertible Notes were issued pursuant to an indenture dated November 18, 2013 (the “Convertible Notes Indenture”) between us and Wells Fargo Bank, National Association, as trustee and conversion agent. The Convertible Notes are senior subordinated unsecured obligations of the Company. As such, the Convertible Notes are subordinated to all our existing and future senior unsecured debt and are effectively subordinated to our existing and future secured debt to the extent of the value of the collateral securing such debt. Additionally, the Convertible Notes are structurally subordinated to all existing and future debt and other obligations of our subsidiaries.
The Convertible Notes bear regular interest at a rate of 2.0% per year payable semiannually in arrears in cash on June 1 and December 1 of each year. Beginning with the six-month period starting December 1, 2018, contingent interest is payable, in addition to regular interest, if the trading price of the Convertible Notes for each of the five trading days ending two trading days prior to any six-month contingent interest period is equal to or greater than $1,200. The amount of contingent interest payable per $1,000 principal amount of the Convertible Notes in respect of any contingent interest period is equal to 0.25% of the average trading price of the Convertible Notes during the specified measurement period. Due to discounts and financing costs, the effective interest rate on the Convertible Notes is 6.0%.
The Convertible Notes mature on December 1, 2043, unless earlier redeemed, repurchased, or converted. The Convertible Notes are convertible, at the option of the holder, at any time on or prior to the close of business on the business day immediately preceding December 1, 2043 into shares of our common stock at an initial conversion rate of 25.2194 shares per $1,000 principal amount of the Convertible Notes, subject to customary antidilution adjustments. This conversion rate equates to an initial conversion price of $39.652 per share. We may elect to settle any conversion, in whole or in part, by delivering cash in lieu of shares. Upon the occurrence of certain change of control events and a redemption prior to December 2018, in either case, in connection with elections by holders to convert their Convertible Notes, we will pay a make-whole premium on any Convertible Notes converted by increasing the conversion rate on such Convertible Notes.
The payment of dividends on our common stock has triggered and will continue to trigger, from time to time, the antidilutive adjustment provisions of the Convertible Notes, except in instances when such adjustments are deemed de minimis. The current conversion price of the Convertible Notes is $37.16, and the current conversion rate is 26.9106 for each $1,000 principal amount of the Convertible Notes.
Prior to December 1, 2018, we may redeem all or any part of the Convertible Notes if the volume weighted-average price per share of our common stock is at least 120% of the conversion price of the Convertible Notes for at least 20 trading days during any 30 consecutive trading day period, at a redemption price equal to 100% of the principal amount of Convertible Notes to be redeemed, plus accrued and unpaid interest, provided that, as described above, the holders may elect to convert their Convertible Notes in lieu of the redemption and receive any make-whole premium due. On or after December 1, 2018, we may, at our option, redeem all or any part of the Convertible Notes at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest.
Upon the occurrence of a fundamental change (as defined in the Convertible Notes Indenture), each holder of the Convertible Notes may require us to repurchase for cash all or any portion of such holders’ Convertible Notes at a price equal to 100% of the principal amount of the repurchased Convertible Notes, plus accrued and unpaid interest thereon to, but excluding, the repurchase date and, if the fundamental change also constitutes a nonstock change of control (as defined in the Convertible Notes Indenture), the amount of any make-whole premium due. Holders may, at their option, also require us to repurchase all or any portion of such holders’ Convertible Notes on December 1 of 2020, 2027, 2034, and 2041 at a price equal to 100% of the principal amount of the repurchased Convertible Notes, plus accrued and unpaid interest thereon to, but excluding, the repurchase date.
The Convertible Notes Indenture contains customary events of default, which includes, among other things, a default in the obligation of the Company to convert the Convertible Notes that continues for five business days.
Other Notes Payable—
Our notes payable consist of the following (in millions):

	As of December 31,
	2016	2015	Interest Rates
Sale/leaseback transactions involving real estate accounted for as financings	$48.2	$28.0	7.5% to 11.2%
Acquisition of an inpatient rehabilitation unit	—	1.3	7.8%
Construction of a new hospital	7.4	9.6	LIBOR + 2.5%; 3.1% and 2.7% as of December 31, 2016 and 2015, respectively
Other	0.2	0.3	6.8%
Other notes payable	$55.8	$39.2

See also Note 6, Property and Equipment.
Capital Lease Obligations—
We engage in a significant number of leasing transactions including real estate and other equipment utilized in operations. Leases meeting certain accounting criteria have been recorded as an asset and liability at the lower of fair value or the net present value of the aggregate future minimum lease payments at the inception of the lease. Interest rates used in computing the net present value of the lease payments generally ranged from 2% to 11% based on our incremental borrowing rate at the inception of the lease. Our leasing transactions include arrangements for vehicles with major finance companies and manufacturers who retain ownership in the equipment during the term of the lease and with a variety of both small and large real estate owners.
Events Subsequent to Original Issuance of Financial Statements (Unaudited)—
In May 2017, we provided notice of our intent to exercise our early redemption option on the $320 million outstanding principal amount of the Convertible Notes. Pursuant to the Convertible Notes Indenture, the holders had the right to convert their Convertible Notes into shares of our common stock at a conversion rate of 27.2221 shares per $1,000 principal amount of Convertible Notes, which rate was increased by the make-whole premium. Holders of $319.4 million in principal of these Convertible Notes chose to convert their notes to shares of our common stock resulting in the issuance of 8.9 million shares from treasury stock, including 0.2 million shares due to the make-whole premium. Approximately 8.6 million of these shares were included in Diluted earnings per share attributable to HealthSouth common shareholders as of March 31, 2017. We redeemed the remaining $0.6 million in principal at par in cash. The redemption and all conversions occurred in the second quarter of 2017. As a result of these transactions, we recorded a $10.4 million Loss on early extinguishment of debt in the second quarter of 2017.